Exhibit 99.4

4363205 CANADA INC.

Articles of Incorporation

Certificate of Incorporation dated November 23, 2006

1. Name of the Corporation: 4363205 Canada Inc.

2. The province or territory in Canada where the registered office is to be situated: Ontario

3. The classes and any maximum number of shares that the corporation is authorized to issue:

The Corporation is authorized to issue an unlimited number of common shares. The rights, privileges, restrictions and conditions attaching to the common shares are as follows:

(a)	Payment of Dividends: The holders of the common shares will be entitled to receive dividends if, as and when declared by the board of directors of the Corporation out of the assets of the Corporation properly applicable to the payment of dividends in such amounts and payable in such manner as the board of directors may from time to time determine. Subject to the rights of the holders of any other class of shares of the Corporation entitled to receive dividends in priority to or concurrently with the holders of the common shares, the board of directors may in its sole discretion declare dividends on the common shares to the exclusion of any other class of shares of the Corporation.

(b)	Participation upon Liquidation, Dissolution or Winding Up: In the event of the liquidation, dissolution or winding up of the Corporation or other distribution of assets of the Corporation among its shareholders for the purpose of winding up its affairs, the holders of the common shares will, subject to the rights of the holders of any other class of shares of the Corporation entitled to receive assets of the Corporation upon such a distribution in priority to or concurrently with the holders of the common shares, be entitled to participate in the distribution. Such distribution will be made in equal amounts per share on all the common shares at the time outstanding without preference or distinction.

(c)	Voting Rights: The holders of the common shares will be entitled to receive notice of and to attend all annual and special meetings of the shareholders of the Corporation and to one vote in respect of each common share held at all such meetings.

4. Restrictions, if any, on share transfers:

No share of the Corporation may be transferred unless its transfer complies with the restriction on the transfer of securities set out in paragraph 7 hereof.

5. Number (or minimum and maximum number of directors):

Minimum: 1 Maximum: 10

6. Restrictions, if any, on business the corporation may carry on: None

7. Other provisions:

1. No security of the Corporation, other than a non-convertible debt security, may be transferred without the consent of:

(a)	the board of directors of the Corporation, expressed by a resolution duly passed at a meeting of the directors;

(b)	a majority of the directors of the Corporation, expressed by an instrument or instruments in writing signed by such directors;

(c)	the holders of the voting shares of the Corporation, expressed by a resolution duly passed at a meeting of the holders of voting shares; or

(d)	the holders of the voting shares of the Corporation representing a majority of the votes attached to all the voting shares, expressed by an instrument or instruments in writing signed by such holders.

2. The number of directors within the minimum and maximum number set out in paragraph 5 may be determined from time to time by resolution of the board of directors. Any vacancy among the directors resulting from an increase in the number of directors as so determined may be filled by resolution of the directors.

4363205 Canada Inc. Articles of Amendment CON

Certificate of Amendment dated October 9, 2007

The articles of the Corporation be amended as follows:

The Corporation changes its name to:

Telesat Holdings Inc.

Telesat Holdings Inc. Articles of Amendment Oct. 07

Certificate of Amendment dated October 25, 2007

The articles of the Corporation be amended:

(a) to provide that the number of directors of the Corporation is changed to minimum of 2 and maximum of 10;

(b) to delete the rights, privileges, restrictions and conditions attaching to the Common shares in the capital of the Corporation;

(c) to create (i) an unlimited number of Voting Participating Preferred Shares, (ii) an unlimited number of Non-Voting Participating Preferred Shares, (iii) an unlimited number of Redeemable Common Shares, (iv) an unlimited number of Redeemable Non-Voting Participating Preferred Shares, (v) 1000 Director Voting Preferred Shares, and (vi) 325,000 Senior Preferred Shares;

(d) to declare that the share capital of the Corporation, after giving effect to the foregoing, consists of (i) an unlimited number of Common Shares, (ii) an unlimited number of Voting Participating Preferred Shares, (iii) an unlimited number of Non-Voting Participating Preferred Shares, (iv) an unlimited number of Redeemable Common Shares, (v) an unlimited number of Redeemable Non-Voting Participating Preferred Shares(vi) 1000 Director Voting Preferred Shares, and (vii) 325,000 Senior Preferred Shares;

(e) to provide that the rights, privileges, restrictions and conditions attaching to the Common Shares, the Voting Participating Preferred Shares, the Non-Voting Participating Preferred Shares, the Redeemable Common Shares, the Redeemable Non-Voting Participating Preferred Shares, the Director Voting Preferred Shares and the Senior Preferred Shares are as set out in the attached Schedule A;

(f) to provide that Item 4 of the Articles of the Corporation be deleted in its entirety and replaced by the following:

“No securities of the Corporation, other than non-convertible debt securities, may be transferred without the consent of the board of directors.”

(g) to provide that Item 7 of the Articles of the Corporation be deleted in its entirety and replaced with the following:

“The number of directors within the minimum and maximum number set out in Item 5 may be determined from time to time by resolution of the board of directors.”

(h) to provide that the Constrained Share Ownership and Voting Restrictions as set out in the attached Schedule B be added to Item 7.

SCHEDULE A

ITEM 3

TO a Shareholders Agreement dated October 31, 2007 in respect of the ownership of shares of, and governance of, Telesat Holdings Inc.

Share Conditions:

1.	to create (i) an unlimited number of Voting Participating Preferred Shares, (ii) an unlimited number of Non-Voting Participating Preferred Shares, (iii) an unlimited number of Redeemable Common Shares, (iv) an unlimited number of Redeemable Non-Voting Participating Preferred Shares, (v) 1000 Director Voting Preferred Shares, and (vi) 325,000 Senior Preferred Shares.

2.	to declare that the share capital of the Corporation, after giving effect to the foregoing, consists of (i) an unlimited number of Common Shares, (ii) an unlimited number of Voting Participating Preferred Shares, (iii) an unlimited number of Non-Voting Participating Preferred Shares, (iv) an unlimited number of Redeemable Common Shares, (v) an unlimited number of Redeemable Non-Voting Participating Preferred Shares, (vi) 1000 Director Voting Preferred Shares, and (vii) 325,000 Senior Preferred Shares.

3.	to cancel the rights, privileges, restrictions and conditions attached to the Common Shares of the Corporation, and hereafter to provide that the rights, privileges, restrictions and conditions attaching to the Common Shares of the Corporation are as follows:

(a)	Dividends: The holders of the Common Shares will be entitled to receive dividends if, as and when declared by the board of directors of the Corporation out of the assets of the Corporation properly applicable to the payment of dividends in such amounts and payable in such manner as the board of directors may from time to time determine. Subject to the rights of the holders of any other class of shares of the Corporation entitled to receive dividends in priority to or concurrently with the holders of the Common Shares, the board of directors may in its sole discretion declare dividends on the Common Shares to the exclusion of any other class of shares of the Corporation; provided, however, that no dividends may be declared upon the Common Shares unless dividends, in the same amount per share, are concurrently declared on each of the Voting Participating Preferred Shares, the Non-Voting Participating Preferred Shares, the Redeemable Common Shares and the Redeemable Non-Voting Participating Preferred Shares, and no dividends shall be paid on the Common Shares unless dividends, in the same amount per share, are concurrently paid on each of the Voting Participating Preferred Shares, the Non-Voting Participating Preferred Shares, the Redeemable Common Shares and the Redeemable Non-Voting Participating Preferred Shares. All such dividends shall be paid in the manner provided in By-law Number 1 of the Corporation.

(b)	Participation upon Liquidation, Dissolution or Winding Up: In the event of the liquidation, dissolution or winding up of the Corporation or other distribution of assets of the Corporation among its shareholders for the purpose of winding up its affairs, the holders of the Common Shares will, subject to the rights of the holders of any other class of shares of the Corporation entitled to receive assets of the Corporation upon such a distribution in priority to or concurrently with the holders of the Common Shares, be entitled to participate in distributions, firstly as a return of capital and thereafter as a surplus distribution; provided that the holders of the Voting Participating Preferred Shares, the Non-Voting Participating Preferred Shares, the Redeemable Common Shares and the Redeemable Non-Voting Participating Preferred Shares shall be entitled to share, equally and rateably with the Common Shares, in any such distribution of the assets of the Corporation either as a return of capital or as a surplus distribution. Such distribution will be made in equal amounts per share on all Common Shares, Voting Participating Preferred Shares, Non-Voting Participating Preferred Shares, Redeemable Common Shares and Redeemable Non-Voting Participating Preferred Shares at the time outstanding without preference or distinction, and without regard to whether any such distribution constitutes a return of capital or a surplus distribution.

(c)	Voting Rights: The holders of the Common Shares will be entitled to receive notice of and to attend all annual and special meetings of the shareholders of the Corporation and to one vote in respect of each Common Share held on all matters at all such meetings, except in respect of a class vote applicable only to the shares of any other class, in respect of which the Common Shares shall have no right to vote.

(d)	Conversion:

(i)	Conversion Privilege: Any holder of Common Shares may at any time and from time to time, convert, subject to the terms and provisions hereof and of the constrained share provisions applicable to voting shares of the Corporation, all or some of the Common Shares held by such holder into fully paid and non-assessable Voting Participating Preferred Shares or Non-Voting Participating Preferred Shares, at the election of such holder, on the basis of one Voting Participating Preferred Share or Non-Voting Participating Preferred Share for each Common Share so converted.

(ii)	Manner of Exercise of Conversion Privilege: The conversion of the Common Shares may be effected by the surrender of the certificates representing the same at any time prior to the close of business on a business day at the head office of the Corporation accompanied by a written instrument exercising the conversion privilege herein provided in form satisfactory to the Corporation duly executed by the registered holder or his attorney duly authorized in writing, and such instrument shall specify the number of Common Shares which are to be converted and whether such Common Shares are to be converted into Voting Participating Preferred Shares or Non-Voting Participating Preferred Shares.

As promptly as practical after the surrender herein provided of any Common Share for conversion, the Corporation shall issue and deliver, or cause to be delivered, to the holder of the Common Share so surrendered, a certificate issued in the name of such holder representing the number of fully paid and non-assessable Voting Participating Preferred Shares or Non-Voting Participating Preferred Shares, as elected by the holder, to which such holder is entitled pursuant to the provisions of this section. If less than all of the Common Shares represented by any certificate are to be converted, the holder shall be entitled to receive a new certificate representing the Common Shares represented by the original certificate which are not to be converted.

Such conversion will be deemed to be made at the close of business on the date such Common Share has been surrendered for conversion, so that the rights of the holder of such Common Share as a holder thereof shall cease at such time and such person shall be treated for all purposes as having become the holder of record of such Voting Participating Preferred Share or Non-Voting Participating Preferred Share, as the case may be, at such time.

(iii)	Tax on Conversion: The Corporation shall pay any governmental or other tax imposed on the Corporation in respect of any conversion of Common Shares, but shall not pay any governmental or other taxes imposed on a holder of Common Shares in respect of any conversion of Common Shares.

(iv)	Voting Participating Preferred Shares or Non-Voting Participating Preferred Shares Fully Paid: All Voting Participating Preferred Shares or Non-Voting Participating Preferred Shares resulting from any conversion of the issued and outstanding Common Shares in accordance with the foregoing provisions shall be deemed to be fully paid and non-assessable.

(e)	Restrictions on Subdivision, Consolidation, Distributions and Amendments: None of the Common Shares, the Voting Participating Preferred Shares, the Non-Voting Participating Preferred Shares, the Redeemable Common Shares, or the Redeemable Non-Voting Participating Preferred Shares shall be subdivided, consolidated, reclassified or otherwise changed unless, contemporaneously therewith, the other such classes of shares are subdivided, consolidated, reclassified or otherwise changed in the same proportion and in the same manner.

(f)

Approval of Holders of Common Shares: The rights, privileges, restrictions and conditions attaching to the Common Shares, the Voting Participating Preferred Shares, the Non-Voting Participating Preferred Shares, the Redeemable Common Shares or the Redeemable Non-Voting Participating Preferred Shares

may be added to, changed or removed but only with the approval of the holders of the Common Shares given as hereinafter specified, and with the approval of the Voting Participating Preferred Shares, the Non-Voting Participating Preferred Shares, the Redeemable Common Shares and the Redeemable Non-Voting Participating Preferred Shares, each voting separately as a class.

The approval of the holders of the Common Shares to add to, change or remove any right, privilege, restriction or condition attaching to the Common Shares, the Voting Participating Preferred Shares, the Non-Voting Participating Preferred Shares, the Redeemable Common Shares and the Redeemable Non-Voting Participating Preferred Shares, or any other matter as may require the consent of the holders of the Common Shares, may be given by the affirmative vote of not less than two-thirds of the votes cast by holders of Common Shares voting on a resolution put before the holders of Common Shares for such purpose, or by such greater proportion or percentage of holders of Common Shares as may be required by law, or by an affirmative resolution signed by all of the holders of Common Shares. The formalities to be observed in respect of the giving of notice of any meeting or any adjourned meeting of the holders of the Common Shares for such purpose, and in the conduct thereof, shall be those from time to time prescribed by law and by the by-laws of the Corporation with respect to meetings of shareholders of the Corporation.

4.	to provide that the rights, privileges, restrictions and conditions attaching to the Voting Participating Preferred Shares of the Corporation are as follows:

(a)	Dividends: The holders of the Voting Participating Preferred Shares will be entitled to receive dividends if, as and when declared by the board of directors of the Corporation out of the assets of the Corporation properly applicable to the payment of dividends in such amounts and payable in such manner as the board of directors may from time to time determine. Subject to the rights of the holders of any other class of shares of the Corporation entitled to receive dividends in priority to or concurrently with the holders of the Voting Participating Preferred Shares, the board of directors may in its sole discretion declare dividends on the Voting Participating Preferred Shares to the exclusion of any other class of shares of the Corporation; provided, however, that no dividends may be declared upon the Voting Participating Preferred Shares unless dividends, in the same amount per share, are concurrently declared on each of the Common Shares, the Non-Voting Participating Preferred Shares, the Redeemable Common Shares and the Redeemable Non-Voting Participating Preferred Shares, and no dividends shall be paid on the Voting Participating Preferred Shares unless dividends, in the same amount per share, are concurrently paid on each of the Common Shares, the Non-Voting Participating Preferred Shares, the Redeemable Common Shares and the Redeemable Non-Voting Participating Preferred Shares. All such dividends shall be paid in the manner provided in By-law Number 1 of the Corporation.

(b)	Participation upon Liquidation, Dissolution or Winding Up: In the event of the liquidation, dissolution or winding up of the Corporation or other distribution of assets of the Corporation among its shareholders for the purpose of winding up its affairs, the holders of the Voting Participating Preferred Shares will, subject to the rights of the holders of any other class of shares of the Corporation entitled to receive assets of the Corporation upon such a distribution in priority to or concurrently with the holders of the Voting Participating Preferred Shares, be entitled to participate in distributions, firstly as a return of capital and thereafter as a surplus distribution; provided that the holders of the Common Shares, the Non-Voting Participating Preferred Shares, the Redeemable Common Shares and the Redeemable Non-Voting Participating Preferred Shares shall be entitled to share, equally and rateably with the Voting Participating Preferred Shares, in any such distribution of the assets of the Corporation either as a return of capital or as a surplus distribution. Such distribution will be made in equal amounts per share on all Voting Participating Preferred Shares, Common Shares, Non-Voting Participating Preferred Shares, Redeemable Common Shares and Redeemable Non-Voting Participating Preferred Shares at the time outstanding without preference or distinction, and without regard to whether any such distribution constitutes a return of capital or a surplus distribution.

(c)	Voting Rights: The holders of the Voting Participating Preferred Shares will be entitled to receive notice of and to attend all annual and special meetings of the shareholders of the Corporation and to such number of votes per Voting Participating Preferred Share held as shall equal the aggregate number of Voting Participating Preferred Shares, Non-Voting Participating Preferred Shares and Redeemable Non-Voting Participating Preferred Shares outstanding on the record date for determination of shareholders entitled to vote at any meeting of shareholders, divided by the number of Voting Participating Preferred Shares outstanding on such record date, on all matters at all such meetings, except in respect of (i) any vote for the election of directors, in respect of which the Voting Participating Preferred Shares shall have no right to vote, and (ii) a class vote applicable only to the shares of any other class, in respect of which the Voting Participating Preferred Shares shall have no right to vote. With the notice of each meeting of shareholders of the Corporation at which the holders of Voting Participating Preferred Shares are entitled to vote, the Corporation shall give notice of the number of votes for each Voting Participating Preferred Share which may be cast on each matter to be voted upon at such meeting, which notice as to such number of votes for each Voting Participating Preferred Share shall be determinative, absent manifest error.

(d)	Conversion:

(i)

Conversion Privilege: Any holder of Voting Participating Preferred Shares may at any time and from time to time, convert, subject to (i) the terms and provisions hereof, (ii) the constrained share provisions applicable to voting shares of the Corporation, and (iii) the result of such conversion not causing the Corporation to cease to be a “qualified corporation” within the meaning of the Canadian Telecommunication Common Carrier Ownership and Control Regulations promulgated pursuant to the Telecommunications Act (Canada), all or some of the Voting Participating Preferred Shares held by such holder into fully paid and non-assessable Common Shares or Non-Voting Participating Preferred Shares, at the election of such holder, on the basis of one Common Share or Non-Voting Participating Preferred Share for each Voting Participating Preferred Share so converted, provided that the last holder of Voting Participating Preferred Shares shall only be entitled to convert all but one (1) such Voting Participating Preferred Share until all of the Non-Voting Participating Preferred Shares and Redeemable Non-Voting Participating Preferred Shares have been converted into Common Shares, and any purported exercise of conversion rights by the last such holder of Voting Participating Preferred Shares in respect of all such holder’s Voting Participating Preferred Shares shall be deemed to be an exercise of conversion rights in respect of all but one of such Voting Participating Preferred Shares.

(ii)	Manner of Exercise of Conversion Privilege: The conversion of the Voting Participating Preferred Shares may be effected by the surrender of the certificates representing the same at any time prior to the close of business on a business day at the head office of the Corporation accompanied by a written instrument exercising the conversion privilege herein provided in form satisfactory to the Corporation duly executed by the registered holder or his attorney duly authorized in writing, and such instrument shall specify the number of Voting Participating Preferred Shares which are to be converted and whether such Voting Participating Preferred Shares are to be converted into Common Shares or Non-Voting Participating Preferred Shares.

As promptly as practical after the surrender herein provided of any Voting Participating Preferred Shares for conversion, the Corporation shall issue and deliver, or cause to be delivered, to the holder of the Voting Participating Preferred Shares so surrendered, a certificate issued in the name of such holder representing the number of fully paid and non-assessable Common Shares or Non-Voting Participating Preferred Shares, as elected by the holder, to which such holder is entitled pursuant to the provisions of this section. If less than all of the Voting Participating Preferred Shares represented by any certificate are to be converted, the holder shall be entitled to receive a new certificate representing the Voting Participating Preferred Shares represented by the original certificate which are not to be converted.

Such conversion will be deemed to be made at the close of business on the date such Voting Participating Preferred Share has been surrendered for conversion, so that the rights of the holder of such Voting Participating Preferred Share as a holder thereof shall cease at such time and such person shall be treated for all purposes as having become the holder of record of such Common Share or Non-Voting Participating Preferred Share, as the case may be, at such time.

(iii)	Tax on Conversion: The Corporation shall pay any governmental or other tax imposed on the Corporation in respect of any conversion of Voting Participating Preferred Shares, but shall not pay any governmental or other taxes imposed on a holder of Voting Participating Preferred Shares in respect of any conversion of Voting Participating Preferred Shares.

(iv)	Common Shares or Non-Voting Participating Preferred Shares Fully Paid: All Common Shares or Non-Voting Participating Preferred Shares resulting from any conversion of the issued and outstanding Voting Participating Preferred Shares in accordance with the foregoing provisions shall be deemed to be fully paid and non-assessable.

(e)	Restrictions on Subdivision, Consolidation, Distributions and Amendments: None of the Voting Participating Preferred Shares, the Common Shares, the Non-Voting Participating Preferred Shares, the Redeemable Common Shares or the Redeemable Non-Voting Participating Preferred Shares shall be subdivided, consolidated, reclassified or otherwise changed unless, contemporaneously therewith, the other such classes of shares are subdivided, consolidated, reclassified or otherwise changed in the same proportion and in the same manner.

(f)	Approval of Holders of Voting Participating Preferred Shares: The rights, privileges, restrictions and conditions attaching to the Voting Participating Preferred Shares, the Common Shares, the Non-Voting Participating Preferred Shares, the Redeemable Common Shares or the Redeemable Non-Voting Participating Preferred Shares may be added to, changed or removed but only with the approval of the holders of the Voting Participating Preferred Shares given as hereinafter specified, and with the approval of the Common Shares, the Non-Voting Participating Preferred Shares, the Redeemable Common Shares and the Redeemable Non-Voting Participating Preferred Shares, each voting separately as a class.

The approval of the holders of the Voting Participating Preferred Shares to add to, change or remove any right, privilege, restriction or condition attaching to the Voting Participating Preferred Shares, the Common Shares, the Non-Voting Participating Preferred Shares, the Redeemable Common Shares and the Redeemable Non-Voting Participating Preferred Shares, or any other matter as may require the consent of the holders of the Voting Participating Preferred Shares, may be given by the affirmative vote of not less than two-thirds of the votes cast by holders of Voting Participating Preferred Shares voting on a resolution put before the holders of Voting Participating Preferred Shares for such purpose, or by such greater proportion or percentage of the holders of Voting Participating Preferred Shares as may be required by law, or by an affirmative resolution in writing signed by all of the holders of Voting Participating Preferred Shares. The formalities to be observed in respect of the giving of notice of any meeting or any adjourned meeting of the holders of the Voting Participating Preferred Shares for such purpose, and in the conduct thereof, shall be those from time to time prescribed by law and by the by-laws of the Corporation with respect to meetings of shareholders of the Corporation.

5.	to provide that the rights, privileges, restrictions and conditions attaching to the Non-Voting Participating Preferred Shares of the Corporation are as follows:

(a)	Dividends: The holders of the Non-Voting Participating Preferred Shares will be entitled to receive dividends if, as and when declared by the board of directors of the Corporation out of the assets of the Corporation properly applicable to the payment of dividends in such amounts and payable in such manner as the board of directors may from time to time determine. Subject to the rights of the holders of any other class of shares of the Corporation entitled to receive dividends in priority to or concurrently with the holders of the Non-Voting Participating Preferred Shares, the board of directors may in its sole discretion declare dividends on the Non-Voting Participating Preferred Shares to the exclusion of any other class of shares of the Corporation; provided, however, that no dividends may be declared upon the Non-Voting Participating Preferred Shares unless dividends, in the same amount per share, are concurrently declared on each of the Common Shares, the Voting Participating Preferred Shares, the Redeemable Common Shares and the Redeemable Non-Voting Participating Preferred Shares, and no dividends shall be paid on the Non-Voting Participating Preferred Shares unless dividends, in the same amount per share, are concurrently paid on each of the Common Shares, Voting Participating Preferred Shares, Redeemable Common Shares and Redeemable Non-Voting Participating Preferred Shares. All such dividends shall be paid in the manner provided in By-law Number 1 of the Corporation.

(b)	Participation upon Liquidation, Dissolution or Winding Up: In the event of the liquidation, dissolution or winding up of the Corporation or other distribution of assets of the Corporation among its shareholders for the purpose of winding up its affairs, the holders of the Non-Voting Participating Preferred Shares will, subject to the rights of the holders of any other class of shares of the Corporation entitled to receive assets of the Corporation upon such a distribution in priority to or concurrently with the holders of the Non-Voting Participating Preferred Shares, be entitled to participate in distributions, firstly as a return of capital and thereafter as a surplus distribution; provided that the holders of the Common Shares, the Voting Participating Preferred Shares, the Redeemable Common Shares and the Redeemable Non-Voting Participating Preferred Shares shall be entitled to share, equally and rateably with the Non-Voting Participating Preferred Shares, in any such distribution of the assets of the Corporation either as a return of capital or as a surplus distribution. Such distribution will be made in equal amounts per share on all Non-Voting Participating Preferred Shares, Common Shares, Voting Participating Preferred Shares, Redeemable Common Shares and Redeemable Non-Voting Participating Preferred Shares at the time outstanding without preference or distinction, and without regard to whether any such distribution constitutes a return of capital or a surplus distribution.

(c)	Voting Rights: The holders of the Non-Voting Participating Preferred Shares will be entitled to receive notice of and to attend and be heard at all annual and special meetings of the shareholders of the Corporation, but will not be entitled to vote on any matter at all such meetings, except in respect of a class vote applicable only to the Non-Voting Participating Preferred Shares.

(d)	Conversion:

(i)	Conversion Privilege: Any holder of Non-Voting Participating Preferred Shares may at any time and from time to time, convert, subject to (i) the terms and provisions hereof, (ii) the constrained share provisions applicable to voting shares of the Corporation, and (iii) the result of such conversion not causing the Corporation to cease to be a “qualified corporation” within the meaning of the Canadian Telecommunication Common Carrier Ownership and Control Regulations promulgated pursuant to the Telecommunications Act (Canada), all or some of the Non-Voting Participating Preferred Shares held by such holder into fully paid and non-assessable Common Shares or Voting Participating Preferred Shares, at the election of such holder, on the basis of one Common Share or Voting Participating Preferred Share for each Non-Voting Participating Preferred Share so converted.

(ii)	Manner of Exercise of Conversion Privilege: The conversion of the Non-Voting Participating Preferred Shares may be effected by the surrender of the certificates representing the same at any time prior to the close of business on a business day at the head office of the Corporation accompanied by a written instrument exercising the conversion privilege herein provided in form satisfactory to the Corporation duly executed by the registered holder or his attorney duly authorized in writing, and such instrument shall specify the number of Non-Voting Participating Preferred Shares which are to be converted and whether such Non-Voting Participating Preferred Shares are to be converted into Common Shares or Voting Participating Preferred Shares.

As promptly as practical after the surrender herein provided of any Non-Voting Participating Preferred Share for conversion, the Corporation shall issue and deliver, or cause to be delivered, to the holder of the Non-Voting Participating Preferred Share so surrendered, a certificate issued in the name of such holder representing the number of fully paid and non-assessable Common Shares or Voting Participating Preferred Shares, as elected by the holder, to which such holder is entitled pursuant to the provisions of this section. If less than all of the Non-Voting Participating Preferred Shares represented by any certificate are to be converted, the holder shall be entitled to receive a new certificate representing the Non-Voting Participating Preferred Shares represented by the original certificate which are not to be converted.

Such conversion will be deemed to be made at the close of business on the date such Non-Voting Participating Preferred Share has been surrendered for conversion, so that the rights of the holder of such Non-Voting Participating Preferred Share as a holder thereof shall cease at such time and such person shall be treated for all purposes as having become the holder of record of such Common Share or Voting Participating Preferred Share, as the case may be, at such time.

(iii)	Tax on Conversion: The Corporation shall pay any governmental or other tax imposed on the Corporation in respect of any conversion of Non-Voting Participating Preferred Shares, but shall not pay any governmental or other taxes imposed on a holder of Non-Voting Participating Preferred Shares in respect of any conversion of Non-Voting Participating Preferred Shares.

(iv)	Common Shares or Voting Participating Preferred Shares Fully Paid: All Common Shares or Voting Participating Preferred Shares resulting from any conversion of the issued and outstanding Non-Voting Participating Preferred Shares in accordance with the foregoing provisions shall be deemed to be fully paid and non-assessable.

(e)	Restrictions on Subdivision, Consolidation, Distributions and Amendments: None of the Non-Voting Participating Preferred Shares, the Common Shares, the Voting Participating Preferred Shares, the Redeemable Common Shares or the Redeemable Non-Voting Participating Preferred Shares shall be subdivided, consolidated, reclassified or otherwise changed unless, contemporaneously therewith, the other such classes of shares are subdivided, consolidated, reclassified or otherwise changed in the same proportion and in the same manner.

(f)	Approval of Holders of Non-Voting Participating Preferred Shares: The rights, privileges, restrictions and conditions attaching to the Non-Voting Participating Preferred Shares, the Common Shares, the Voting Participating Preferred Shares, the Redeemable Common Shares or the Redeemable Non-Voting Participating Preferred Shares may be added to, changed or removed but only with the approval of the holders of the Non-Voting Participating Preferred Shares given as hereinafter specified, and with the approval of the Common Shares, the Voting Participating Preferred Shares, the Redeemable Common Shares and the Redeemable Non-Voting Participating Preferred Shares, each voting separately as a class.

The approval of the holders of the Non-Voting Participating Preferred Shares to add to, change or remove any right, privilege, restriction or condition attaching to the Non-Voting Participating Preferred Shares, the Common Shares, the Voting Participating Preferred Shares, the Redeemable Common Shares and the

Redeemable Non-Voting Participating Preferred Shares or any other matter as may require the consent of the holders of the Non-Voting Participating Preferred Shares, may be given by the affirmative vote of not less than two-thirds of the votes cast by holders of Non-Voting Participating Preferred Shares voting on a resolution put before the holders of Non-Voting Participating Preferred Shares for such purpose, or by such greater proportion or percentage of the holders of Non-Voting Participating Preferred Shares as may be required by law, or by an affirmative resolution in writing signed by all of the holders of Non-Voting Participating Preferred Shares. The formalities to be observed in respect of the giving of notice of any meeting or any adjourned meeting of the holders of the Non-Voting Participating Preferred Shares for such purpose, and in the conduct thereof, shall be those from time to time prescribed by law and by the by-laws of the Corporation with respect to meetings of shareholders of the Corporation.

6.	to provide that the rights, privileges, restrictions and conditions attaching to the Redeemable Common Shares of the Corporation are as follows:

(a)	Dividends: The holders of the Redeemable Common Shares will be entitled to receive dividends if, as and when declared by the board of directors of the Corporation out of the assets of the Corporation properly applicable to the payment of dividends in such amounts and payable in such manner as the board of directors may from time to time determine. Subject to the rights of the holders of any other class of shares of the Corporation entitled to receive dividends in priority to or concurrently with the holders of the Redeemable Common Shares, the board of directors may in its sole discretion declare dividends on the Redeemable Common Shares to the exclusion of any other class of shares of the Corporation; provided, however, that no dividends may be declared upon the Redeemable Common Shares unless dividends, in the same amount per share, are concurrently declared on each of the Common Shares, the Voting Participating Preferred Shares, the Non-Voting Participating Preferred Shares and the Redeemable Non-Voting Participating Preferred Shares, and no dividends shall be paid on the Redeemable Common Shares unless dividends, in the same amount per share, are concurrently paid on each of the Common Shares, the Voting Participating Preferred Shares, the Non-Voting Participating Preferred Shares and the Redeemable Non-Voting Participating Preferred Shares. All such dividends shall be paid in the manner provided in By-law Number 1 of the Corporation.

(b)

Participation upon Liquidation, Dissolution or Winding Up: In the event of the liquidation, dissolution or winding up of the Corporation or other distribution of assets of the Corporation among its shareholders for the purpose of winding up its affairs, the holders of the Redeemable Common Shares will, subject to the rights of the holders of any other class of shares of the Corporation entitled to receive assets of the Corporation upon such a distribution in priority to or concurrently with the holders of the Redeemable Common Shares, be entitled to participate in distributions, firstly as a return of capital and thereafter as a surplus distribution; provided that the holders of the Common Shares, the Voting Participating Preferred Shares, the Non-Voting Participating Preferred Shares and

the Redeemable Non-Voting Participating Preferred Shares shall be entitled to share, equally and rateably with the Redeemable Common Shares, in any such distribution of the assets of the Corporation either as a return of capital or as a surplus distribution. Such distribution will be made in equal amounts per share on all Redeemable Common Shares, Common Shares, Voting Participating Preferred Shares, Non-Voting Participating Preferred Shares and the Redeemable Non-Voting Participating Preferred Shares at the time outstanding without preference or distinction, and without regard to whether any such distribution constitutes a return of capital or a surplus distribution.

(c)	Voting Rights: The holders of the Redeemable Common Shares will be entitled to receive notice of and to attend all annual and special meetings of the shareholders of the Corporation and to one vote in respect of each Redeemable Common Share held on all matters at all such meetings, except in respect of a class vote applicable only to the shares of any other class.

(d)	Redemption by the Corporation: The Corporation shall redeem the Redeemable Common Shares registered in the name of any holder of any such Redeemable Common Shares on the books of the Corporation, without the consent of such holder, and without any prior notice from the Corporation, simultaneously with the closing of the transactions contemplated by an Asset Transfer Agreement (the “Skynet Agreement”) dated August 7, 2007 between the Corporation and Loral Skynet Corporation (the “Skynet Acquisition Date”).

Simultaneously with the closing of the transactions contemplated by the Skynet Agreement, the Corporation shall redeem such Redeemable Common Shares by paying to the registered holder of Redeemable Common Shares on such date an amount equal to $10 per share, which shall be paid to such holder or its designee by wire transfer in immediately available funds to such bank account or accounts as such holder shall designate by notice in writing to the Corporation not less than two days prior to the Skynet Acquisition Date. If a holder of Redeemable Common Shares does not give such notice, payment for the Redeemable Common Shares so redeemed shall be made by delivery to the registered holder of a cheque payable at any branch of the Corporation’s bankers for the time being in Canada. Upon such payment by wire transfer or by cheque, the certificate(s) for such Redeemable Common Shares shall thereupon be cancelled, without need to deliver such certificate(s) to the Corporation and the Redeemable Common Shares represented thereby shall thereupon be redeemed and cancelled. From and after receipt of the redemption amount for the Redeemable Common Shares, holders of Redeemable Common Shares called for redemption shall not be entitled to exercise any of their rights as holders of Redeemable Common Shares.

(e)	Conversion:

(i)

Conversion Privilege: Any holder of Redeemable Common Shares may at any time and from time to time, convert, subject to (i) the terms and provisions hereof, (ii) the constrained share provisions applicable to voting shares of the Corporation, and (iii) the result of such conversion not causing the Corporation to cease to be a “qualified corporation” within the meaning of the Canadian Telecommunication Common Carrier Ownership and Control Regulations promulgated pursuant to the Telecommunications Act (Canada), all or some of the Redeemable Common Shares held by such holder into fully paid and non-assessable Common Shares, Voting Participating Preferred Shares, Non-Voting Participating Preferred Shares or Redeemable Non-Voting Participating Preferred Shares, at the election of such holder, on the basis of one Common Share, Voting Participating Preferred Share, Non-Voting Participating Preferred Share or Redeemable Non-Voting Participating Preferred Share for each Redeemable Common Share so converted.

(ii)	Manner of Exercise of Conversion Privilege: The conversion of the Redeemable Common Shares may be effected by the surrender of the certificates representing the same at any time prior to the close of business on a business day at the head office of the Corporation accompanied by a written instrument exercising the conversion privilege herein provided in form satisfactory to the Corporation duly executed by the registered holder or his attorney duly authorized in writing, and such instrument shall specify the number of Redeemable Common Shares which are to be converted and whether such Redeemable Common Shares are to be converted into Common Shares, Voting Participating Preferred Shares, Non-Voting Participating Preferred Shares or Redeemable Non-Voting Participating Preferred Shares.

As promptly as practical after the exercise of the conversion privilege and surrender herein provided of any Redeemable Common Share for conversion, the Corporation shall issue and deliver, or cause to be delivered, to the holder of the Redeemable Common Share so surrendered, a certificate issued in the name of such holder representing the number of fully paid and non-assessable Common Shares, Voting Participating Preferred Shares, Non-Voting Participating Preferred Shares or Redeemable Non-Voting Participating Preferred Shares, as elected by the holder, to which such holder is entitled pursuant to the provisions of this section. If less than all of the Redeemable Common Shares represented by any certificate are to be converted, the holder shall be entitled to receive a new certificate representing the Redeemable Common Shares represented by the original certificate which are not to be converted.

Such conversion will be deemed to be made at the close of business on the date such Redeemable Common Share has been surrendered for conversion, so that the rights of the holder of such Redeemable Common Share as a holder thereof shall cease at such time and such person shall be treated for all purposes as having become the holder of record of such Common Share, Voting Participating Preferred Share, Non-Voting Participating Preferred Share or Redeemable Non-Voting Participating Preferred Share, as the case may be, at such time.

(iii)	Automatic Conversion: All Redeemable Common Shares shall be automatically converted into fully-paid and non-assessable Common Shares on the date on which the Skynet Agreement is terminated in accordance with its terms (the “Automatic Conversion Date”). The Corporation shall give notice to each holder of Redeemable Common Shares of the occurrence of the Automatic Conversion Date as promptly as reasonably practicable after the occurrence thereof. On the Automatic Conversion Date, the rights of the holder of such Redeemable Common Shares as a holder thereof shall cease and such person shall be treated for all purposes as having become a holder of record of fully-paid and non-assessable Common Shares. A holder of Redeemable Common Shares upon the Automatic Conversion Date shall not be required to surrender certificates representing Redeemable Common Shares, and all certificates representing Redeemable Common Shares shall thereafter represent an equal number of Common Shares and the Corporation shall thereafter treat such certificates as representing Common Shares for all purposes. However, the registered holder of certificates representing Redeemable Common Shares shall be entitled to request the Corporation to replace such certificates for certificates representing Common Shares, and as promptly as practicable after such request and surrender of such Redeemable Common Share certificates at the head office of the Corporation, the Corporation shall, without charge, issue and deliver, or cause to be issued and delivered, to the holder of the certificates for Redeemable Common Shares so surrendered, certificates issued in the name of such holder representing the identical number of Common Shares as were represented by the certificates for Redeemable Common Shares so surrendered.

(iv)	Tax on Conversion: The Corporation shall pay any governmental or other taxes imposed on the Corporation in respect of any conversion of Redeemable Common Shares, but shall not pay any governmental or other taxes imposed on a holder of Redeemable Common Shares in respect of any conversion of Redeemable Common Shares.

(v)	Shares Fully Paid: All Common Shares, Voting Participating Preferred Shares, Non-Voting Participating Preferred Shares or Redeemable Non-Voting Participating Preferred Shares resulting from any conversion of the issued and outstanding Redeemable Common Shares in accordance with the foregoing provisions shall be deemed to be fully paid and non-assessable.

(f)

Restrictions on Subdivision, Consolidation, Distributions and Amendments: None of the Redeemable Common Shares, the Common Shares, the Voting Participating Preferred Shares, the Non-Voting Participating Preferred Shares or

the Redeemable Non-Voting Participating Preferred Shares shall be subdivided, consolidated, reclassified or otherwise changed unless, contemporaneously therewith, the other such classes of shares are subdivided, consolidated, reclassified or otherwise changed in the same proportion and in the same manner.

(g)	Approval of Holders of Redeemable Common Shares: The rights, privileges, restrictions and conditions attaching to the Redeemable Common Shares, the Common Shares, the Voting Participating Preferred Shares, the Non-Voting Participating Preferred Shares or the Redeemable Non-Voting Participating Preferred Shares may be added to, changed or removed but only with the approval of the holders of the Redeemable Common Shares given as hereinafter specified, and with the approval of the Common Shares, the Voting Participating Preferred Shares, the Non-Voting Participating Preferred Shares and the Redeemable Non-Voting Participating Preferred Shares, each voting separately as a class.

The approval of the holders of the Redeemable Common Shares to add to, change or remove any right, privilege, restriction or condition attaching to the Redeemable Common Shares, the Common Shares, the Voting Participating Preferred Shares, the Non-Voting Participating Preferred Shares or the Redeemable Non-Voting Participating Preferred Shares, or any other matter as may require the consent of the holders of the Redeemable Common Shares, may be given by the affirmative vote of not less than two-thirds of the votes cast by holders of Redeemable Common Shares voting on a resolution put before the holders of Redeemable Common Shares for such purpose, or by such greater proportion or percentage of holders of Redeemable Common Shares as may be required by law, or by an affirmative resolution in writing signed by all of the holders of Redeemable Common Shares. The formalities to be observed in respect of the giving of notice of any meeting or any adjourned meeting of the holders of the Redeemable Common Shares for such purpose, and in the conduct thereof, shall be those from time to time prescribed by law and by the by-laws of the Corporation with respect to meetings of shareholders of the Corporation.

7.	to provide that the rights, privileges, restrictions and conditions attaching to the Redeemable Non-Voting Participating Preferred Shares of the Corporation are as follows:

(a)

Dividends: The holders of the Redeemable Non-Voting Participating Preferred Shares will be entitled to receive dividends if, as and when declared by the board of directors of the Corporation out of the assets of the Corporation properly applicable to the payment of dividends in such amounts and payable in such manner as the board of directors may from time to time determine. Subject to the rights of the holders of any other class of shares of the Corporation entitled to receive dividends in priority to or concurrently with the holders of the Redeemable Non-Voting Participating Preferred Shares, the board of directors may in its sole discretion declare dividends on the Redeemable Non-Voting Participating Preferred Shares to the exclusion of any other class of shares of the Corporation; provided, however, that no dividends may be declared upon the

Redeemable Non-Voting Participating Preferred Shares unless dividends, in the same amount per share, are concurrently declared on each of the Common Shares, the Voting Participating Preferred Shares, the Non-Voting Participating Preferred Shares and the Redeemable Common Shares, and no dividends shall be paid on the Redeemable Non-Voting Participating Preferred Shares unless dividends, in the same amount per share, are concurrently paid on each of the Common Shares, Voting Participating Preferred Shares, Non-Voting Participating Preferred Shares and Redeemable Common Shares. All such dividends shall be paid in the manner provided in By-law Number 1 of the Corporation.

(b)	Participation upon Liquidation, Dissolution or Winding Up: In the event of the liquidation, dissolution or winding up of the Corporation or other distribution of assets of the Corporation among its shareholders for the purpose of winding up its affairs, the holders of the Redeemable Non-Voting Participating Preferred Shares will, subject to the rights of the holders of any other class of shares of the Corporation entitled to receive assets of the Corporation upon such a distribution in priority to or concurrently with the holders of the Redeemable Non-Voting Participating Preferred Shares, be entitled to participate in distributions, firstly as a return of capital and thereafter as a surplus distribution; provided that the holders of the Common Shares, the Voting Participating Preferred Shares, the Non-Voting Participating Preferred Shares and the Redeemable Common Shares shall be entitled to share, equally and rateably with the Redeemable Non-Voting Participating Preferred Shares, in any such distribution of the assets of the Corporation either as a return of capital or as a surplus distribution. Such distribution will be made in equal amounts per share on all Redeemable Non-Voting Participating Preferred Shares, Common Shares, Voting Participating Preferred Shares, Non-Voting Participating Preferred Shares and the Redeemable Common Shares at the time outstanding without preference or distinction, and without regard to whether any such distribution constitutes a return of capital or a surplus distribution.

(c)	Voting Rights: The holders of the Redeemable Non-Voting Participating Preferred Shares will be entitled to receive notice of and to attend and be heard at all annual and special meetings of the shareholders of the Corporation, but will not be entitled to vote on any matter at all such meetings, except in respect of a class vote applicable only to the Redeemable Non-Voting Participating Preferred Shares.

(d)	Redemption by the Corporation: The Corporation shall redeem the Redeemable Non-Voting Participating Preferred Shares registered in the name of any holder of any such Redeemable Non-Voting Participating Preferred Shares on the books of the Corporation, without the consent of such holder, and without any prior notice from the Corporation, simultaneously with the closing of the transactions contemplated by an Asset Transfer Agreement (the “Skynet Agreement”) dated August 7, 2007 between the Corporation and Loral Skynet Corporation (the “Skynet Acquisition Date”).

Simultaneously with the closing of the transactions contemplated by the Skynet Agreement, the Corporation shall redeem such Redeemable Non-Voting Participating Preferred Shares by paying the registered holders of Redeemable Non-Voting Participating Preferred Shares on such date an amount equal to $10 per share, which shall be paid to such holder or its designee by wire transfer in immediately available funds to such bank account or accounts as such holder shall designate by notice in writing to the Corporation not less than two days prior to the Skynet Acquisition Date. If a holder of Redeemable Non-Voting Preferred Shares does not give such notice, payment for the Redeemable Non-Voting Participating Preferred Shares shall be made by delivery to the registered holder of a cheque payable at any branch of the Corporation’s bankers for the time being in Canada. Upon such payment by wire transfer or by cheque, the certificate(s) for such Redeemable Non-Voting Participating Preferred Shares shall thereupon be cancelled, without need to deliver such certificate(s) to the Corporation and the Redeemable Non-Voting Participating Preferred Shares represented thereby shall thereupon be redeemed and cancelled. From and after receipt of the redemption amount for the Redeemable Non-Voting Participating Preferred Shares, holders of Redeemable Non-Voting Participating Preferred Shares called for redemption shall not be entitled to exercise any of their rights as holders of Redeemable Non-Voting Participating Preferred Shares.

(e)	Conversion:

(i)	Conversion Privilege: Any holder of Redeemable Non-Voting Participating Preferred Shares may at any time and from time to time, convert, subject to (i) the terms and provisions hereof, (ii) the constrained share provisions applicable to voting shares of the Corporation, and (iii) the result of such conversion not causing the Corporation to cease to be a “qualified corporation” within the meaning of the Canadian Telecommunication Common Carrier Ownership and Control Regulations promulgated pursuant to the Telecommunications Act (Canada), all or some of the Redeemable Non-Voting Participating Preferred Shares held by such holder into fully paid and non-assessable Common Shares, Voting Participating Preferred Shares, Non-Voting Participating Preferred Shares or Redeemable Common Shares at the election of such holder, on the basis of one Common Share, Voting Participating Preferred Share, Non-Voting Participating Preferred Shares or Redeemable Common Shares for each Redeemable Non-Voting Participating Preferred Share so converted.

(ii)

Manner of Exercise of Conversion Privilege: The conversion of the Redeemable Non-Voting Participating Preferred Shares may be effected by the surrender of the certificates representing the same at any time prior to the close of business on a business day at the head office of the Corporation accompanied by a written instrument exercising the conversion privilege herein provided in form satisfactory to the Corporation duly executed by the registered holder or his attorney duly authorized in writing, and such instrument shall specify the number of

Redeemable Non-Voting Participating Preferred Shares which are to be converted and whether such Redeemable Non-Voting Participating Preferred Shares are to be converted into Common Shares, Voting Participating Preferred Shares, Non-Voting Participating Preferred Shares or Redeemable Common Shares.

As promptly as practical after the exercise of the conversion privilege and surrender herein provided of any Redeemable Non-Voting Participating Preferred Share for conversion, the Corporation shall issue and deliver, or cause to be delivered, to the holder of the Redeemable Non-Voting Participating Preferred Share so surrendered, a certificate issued in the name of such holder representing the number of fully paid and non-assessable Common Shares, Voting Participating Preferred Shares, Non-Voting Participating Preferred Shares or Redeemable Common Shares as elected by the holder, to which such holder is entitled pursuant to the provisions of this section. If less than all of the Redeemable Non-Voting Participating Preferred Shares represented by any certificate are to be converted, the holder shall be entitled to receive a new certificate representing the Redeemable Non-Voting Participating Preferred Shares represented by the original certificate which are not to be converted.

Such conversion will be deemed to be made at the close of business on the date such Redeemable Non-Voting Participating Preferred Share has been surrendered for conversion, so that the rights of the holder of such Redeemable Non-Voting Participating Preferred Share as a holder thereof shall cease at such time and such person shall be treated for all purposes as having become the holder of record of such Common Share, Voting Participating Preferred Share, Non-Voting Participating Preferred Share or Redeemable Common Share, as the case may be, at such time.

(iii)

Automatic Conversion: All Redeemable Non-Voting Participating Preferred Shares shall be automatically converted into fully-paid and non-assessable Non-Voting Participating Preferred Shares on the date on which the Skynet Agreement is terminated in accordance with its terms (the “Automatic Conversion Date”). The Corporation shall give notice to each holder of Redeemable Non-Voting Participating Preferred Shares of the occurrence of the Automatic Conversion Date as promptly as reasonably practicable after the occurrence thereof. On the Automatic Conversion Date, the rights of the holder of such Redeemable Non-Voting Participating Preferred Shares as a holder thereof shall cease and such person shall be treated for all purposes as having become a holder of record of fully-paid and non-assessable Non-Voting Participating Preferred Shares. A holder of Redeemable Non-Voting Participating Preferred Shares upon the Automatic Conversion Date shall not be required to surrender certificates representing Redeemable Non-Voting Participating Preferred Shares, and all certificates representing Redeemable Non-Voting Participating Preferred Shares shall thereafter represent an equal number of Non-Voting Participating Preferred Shares and the Corporation shall thereafter treat such certificates as representing Non-Voting Participating Preferred Shares for all purposes. However, the registered holder of certificates representing Redeemable Non-Voting Participating Preferred Shares shall be entitled to request the Corporation to replace such certificates for certificates representing Non-Voting Participating Preferred Shares, and as promptly as practicable after such request and surrender of such Redeemable Non-Voting Participating Preferred Share certificates at the head office of the Corporation, the Corporation shall, without charge, issue and deliver, or cause to be issued and delivered, to the holder of the certificates for Redeemable Non-Voting Participating Preferred Shares so surrendered, certificates issued in the name of such holder representing the identical number of Non-Voting Participating Preferred Shares as were represented by the certificates for Redeemable Non-Voting Participating Preferred Shares so surrendered.

(iv)	Tax on Conversion: The Corporation shall pay any governmental or other taxes imposed on the Corporation in respect of any conversion of Redeemable Non-Voting Participating Preferred Shares, but shall not pay any governmental or other taxes imposed on a holder of Redeemable Non-Voting Participating Preferred Shares in respect of any conversion of Redeemable Non-Voting Participating Preferred Shares.

(v)	Shares Fully Paid: All Common Shares, Voting Participating Preferred Shares, Non-Voting Participating Preferred Shares or Redeemable Common Shares resulting from any conversion of the issued and outstanding Redeemable Non-Voting Participating Preferred Shares in accordance with the foregoing provisions shall be deemed to be fully paid and non-assessable.

(f)	Restrictions on Subdivision, Consolidation, Distributions and Amendments: None of the Redeemable Non-Voting Participating Preferred Shares, the Common Shares, the Voting Participating Preferred Shares, the Non-Voting Participating Preferred Shares or the Redeemable Common Shares shall be subdivided, consolidated, reclassified or otherwise changed unless, contemporaneously therewith, the other such classes of shares are subdivided, consolidated, reclassified or otherwise changed in the same proportion and in the same manner.

(g)	Approval of Holders of Redeemable Non-Voting Participating Preferred Shares: The rights, privileges, restrictions and conditions attaching to the Redeemable Non-Voting Participating Preferred Shares, the Common Shares, the Voting Participating Preferred Shares, the Non-Voting Participating Preferred Shares or the Redeemable Common Shares may be added to, changed or removed but only with the approval of the holders of the Redeemable Non-Voting Participating Preferred Shares given as hereinafter specified, and with the approval of the Common Shares, the Voting Participating Preferred Shares, the Non-Voting Participating Preferred Shares and the Redeemable Common Shares, each voting separately as a class.

The approval of the holders of the Redeemable Non-Voting Participating Preferred Shares to add to, change or remove any right, privilege, restriction or condition attaching to the Redeemable Non-Voting Participating Preferred Shares, the Common Shares, the Voting Participating Preferred Shares, the Non-Voting Participating Preferred Shares and the Redeemable Common Shares or any other matter as may require the consent of the holders of the Redeemable Non-Voting Participating Preferred Shares, may be given by the affirmative vote of not less than two-thirds of the votes cast by holders of Redeemable Non-Voting Participating Preferred Shares voting on a resolution put before the holders of Redeemable Non-Voting Participating Preferred Shares for such purpose, or by such greater proportion or percentage of holders of Redeemable Non-Voting Participating Preferred Shares as may be required by law, or by an affirmative resolution in writing signed by all of the holders of Redeemable Non-Voting Participating Preferred Shares. The formalities to be observed in respect of the giving of notice of any meeting or any adjourned meeting of the holders of the Redeemable Non-Voting Participating Preferred Shares for such purpose, and in the conduct thereof, shall be those from time to time prescribed by law and by the by-laws of the Corporation with respect to meetings of shareholders of the Corporation.

8.	to provide that the rights, privileges, restrictions and conditions attaching to the Director Voting Preferred Shares are as follows:

(a)	Voting Rights: The holders of Director Voting Preferred Shares shall be entitled to receive notice of and to attend all meetings of the shareholders of the Corporation at which directors of the Corporation are to be elected and shall have such number of votes for each Director Voting Preferred Share, in respect only of the election of directors of the Corporation, as shall equal the aggregate number of Voting Participating Preferred Shares, Non-Voting Participating Preferred Shares and Redeemable Non-Voting Participating Preferred Shares outstanding on the record date for determination of shareholders entitled to vote for directors at any meeting of shareholders at which directors are to be elected, divided by the number of Director Voting Preferred Shares outstanding on such record date. With the notice of meeting of shareholders of the Corporation at which directors are to be elected, the Corporation shall give notice of the number of votes for each Director Voting Preferred Shares which may be cast for the election of directors at such meeting, which notice as to such number of votes for each Director Voting Preferred Share for the election of directors at such meeting shall be determinative, absent manifest error. In respect of all other matters other than the election of directors of the Corporation, the holders of the Director Voting Preferred Shares shall not be entitled to attend meetings of shareholders of the Corporation and shall have no right to vote.

(b)	Dividends: The holders of Director Voting Preferred Shares will be entitled to receive an annual non-cumulative dividend of $10 per share if, as and when declared by the board of directors of the Corporation out of the assets of the Corporation properly applicable to the payment of dividends in each year, in priority to the payment of dividends on the Common Shares, Voting Participating Preferred Shares, Non-Voting Participating Preferred Shares, Redeemable Common Shares and Redeemable Non-Voting Participating Preferred Shares in each year and any other shares of the Corporation which, by their terms, rank junior to the Director Voting Preferred Shares, but after payment of any accrued dividends on the Senior Preferred Shares and any other shares of the Corporation ranking senior to the Director Voting Preferred Shares with respect to payment of dividends. The holders of Director Voting Preferred Shares shall not be entitled to any dividend other than or in excess of the annual non-cumulative dividend of $10 per share provided for in this clause. All such dividends shall be paid in the manner provided in By-law Number 1 of the Corporation.

(c)	Liquidation, Dissolution or Winding Up: In the event of the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the Director Voting Preferred Shares shall be entitled to receive as a return of capital the sum of $10 per share in priority to any payment to the holders of the Common Shares, Voting Participating Preferred Shares, Non-Voting Participating Preferred Shares, Redeemable Common Shares and Redeemable Non-Voting Participating Preferred Shares of the Corporation and any other shares of the Corporation which, by their terms, rank junior to the Director Voting Preferred Shares, but after payment of the Liquidation Value (as defined in the rights, restrictions, conditions and limitations attaching to the Senior Preferred Shares) on the Senior Preferred Shares and after the return of capital and any liquidation preference on any other shares of the Corporation ranking senior to the Director Voting Preferred Shares. Upon receipt of such amount, the holders of the Director Voting Preferred Shares shall not be entitled to be paid any additional amount out of the property or assets of the Corporation.

(d)	Redemption at the Option of the Corporation: The Corporation may, at its option, redeem at any time or times all or any part of the Director Voting Preferred Shares registered in the name of any holder of any such Director Voting Preferred Shares on the books of the Corporation without the consent of such holder by giving notice in writing to such holder specifying:

(i)	that the Corporation desires to redeem all or any part of the Director Voting Preferred Shares registered in the name of such holder;

(ii)	if part only of the Director Voting Preferred Shares registered in the name of such holder is to be redeemed, the number thereof to be so redeemed;

(iii)	the business day (in this paragraph referred to as the “redemption date”) on which the Corporation desires to redeem such Director Voting Preferred Shares. The redemption date shall be the date on which the redemption notice is given by the Corporation unless a later date is specified in the redemption notice; and

(iv)	the place of redemption;

provided that all of the Director Voting Preferred Shares may not be redeemed until such time as no Voting Participating Preferred Shares are outstanding, and until such time, at least one Director voting Preferred Share shall not be redeemed and shall remain outstanding.

The Corporation shall, on the redemption date, redeem such Director Voting Preferred Shares by paying to such holder an amount equal to $10 per share on presentation and surrender of the certificate(s) for the Director Voting Preferred Shares so called for redemption at such place as may be specified in such notice or, if notice is waived, at the registered office of the Corporation. The certificate(s) for such Director Voting Preferred Shares shall thereupon be cancelled and the Director Voting Preferred Shares represented thereby shall thereupon be redeemed and cancelled. Such payment shall be made by delivery to such holder of a cheque payable at any branch of the Corporation’s bankers for the time being in Canada. From and after the redemption date, holders of Director Voting Preferred Shares called for redemption shall not be entitled to exercise any of their rights as holders of Director Voting Preferred Shares unless payment of the said redemption price is not made on the redemption date, in which case the rights of the holders of the said Director Voting Preferred Shares shall remain unaffected.

The Corporation shall have the right, at any time on or after the mailing or delivery of notice of its intention to redeem Director Voting Preferred Shares, to deposit the redemption price of the Director Voting Preferred Shares so called for redemption, or of such of the Director Voting Preferred Shares which are represented by certificates which have not at the date of such deposit been surrendered by the holders thereof in connection with such redemption, to a special account maintained by the Corporation with a branch of a Canadian chartered bank or trust company designated by the Corporation in the notice of redemption (the “Trustee”) which has offices in the City of Ottawa, to be paid without interest to or to the order of the respective holders of Director Voting Preferred Shares whose shares have been called for redemption, upon presentation and surrender to the Trustee of the certificates representing such shares. Upon such deposit being made or upon the date specified for redemption, whichever is later, the Director Voting Preferred Shares in respect of which such deposit shall have been made shall be deemed to have been redeemed and the rights of the holders thereof after such deposit or such redemption date, as the case may be, shall be limited to receiving their proportion of the amount so deposited without interest, upon presentation and surrender to the Trustee of the certificate or certificates representing the Director Voting Preferred Shares being redeemed. Any interest allowed on any such deposit shall belong to the Corporation. Redemption moneys that are represented by a cheque that has not been presented for payment or that otherwise remain unclaimed (including moneys held on deposit in a special account as provided for above) for a period of six years from the date specified for redemption shall be forfeited to the Corporation.

If less than all Director Voting Preferred Shares represented by a certificate are redeemed, the holder shall be entitled to receive, at the expense of the Corporation, a new certificate representing Director Voting Preferred Shares of such holder which have not been redeemed.

(e)	Approval of Holders of Director Voting Preferred Shares: The rights, privileges, restrictions and conditions attaching to the Director Voting Preferred Shares may be added to, changed or removed but only with the approval of the holders of the Director Voting Preferred Shares given as hereinafter specified, and with the approval of the Common Shares, Voting Participating Preferred Shares, Non-Voting Participating Preferred Shares, Redeemable Common Shares and Redeemable Non-Voting Participating Preferred Shares, each voting separately as a class.

The approval of the holders of the Director Voting Preferred Shares to add to, change or remove any right, privilege, restriction or condition attaching to the Director Voting Preferred Shares or any other matter requiring the consent of the holders of the Director Voting Preferred Shares may be given by the affirmative vote of not less than two-thirds of the votes cast by holders of Director Voting Preferred Shares voting on a resolution put before the holders of Director Voting Preferred Shares for such purpose or by such greater proportion or percentage of the holders of Director Voting Preferred Shares as may be required by law, or by an affirmative resolution in writing signed by all of the holders of Director Voting Preferred Shares. The formalities to be observed in respect of the giving of notice of any such meeting or any adjourned meeting for such purpose, and in the conduct thereof, shall be those from time to time prescribed by law and by the by-laws of the Corporation with respect to meetings of shareholders of the Corporation.

9.	To provide that the rights, privileges, restrictions and conditions attaching to the Senior Preferred Shares are as follows:

(a)

Dividends: The holders of the Senior Preferred Shares shall be entitled to receive if, as and when declared by the Directors out of monies of the Corporation properly applicable to the payment of dividends, cumulative preferential dividends at the rate of (i) 7% per annum on the Liquidation Value until a Performance Failure and (ii) 8.5% per annum on the Liquidation Value after a Performance Failure and while such Performance Failure is continuing, in priority to the declaration or payment of dividends or other distributions on the Common Shares, the Voting Participating Preferred Shares, the Non-Voting Participating Preferred Shares, the Redeemable Common Shares, the Redeemable Non-Voting Participating Preferred Shares, the Director Voting Preferred Shares or any other class of shares which ranks junior to the Senior Preferred Shares with respect to dividends. All such dividend amounts shall be paid annually on October 31 of each year to the holders of the Senior Preferred Shares as they appear in the share register of the Corporation on the tenth day prior to each such date, and shall be pro-rated, if applicable for (i) the number of days in which the Senior Preferred Shares shall be outstanding in any year, in relation to the actual number of days in such year, and (ii) the number of days in any year in which a Performance Failure shall not have occurred or be continuing, and the number of days in such year in which a Performance Failure shall have occurred and been continuing, in each case in relation to the actual number of days in such year. The holders of the Senior Preferred Shares shall not be entitled to any dividends other than or in excess of the cumulative dividends provided for in this clause.

The Annual Dividend Amount (i) shall be paid in cash, if such amount may be paid in cash on the dividend payment date under the terms of the agreements or instruments governing the Acquisition Debt, without recourse to any provision of such agreements or instruments providing for a fixed or calculated amount available for such purposes and other purposes (including without limitation the Applicable Amount as defined in the Senior Secured Credit Facilities (each such provision a “basket provision” provided, that (a) for the avoidance of doubt, a basket provision does not include a covenant that requires compliance with a financial ratio other than with respect to the financial ratio in the Applicable Amount, and (b) a reduction in the “Restricted Payments Basket “ (as defined in the form of indenture for each of the senior exchange notes and the subordinate exchange notes attached to the Senior Bridge Loan Facility and the Senior Subordinate Bridge Facility, as applicable, forming part of the Acquisition Debt) in respect of cash dividend payments on the Senior Preferred Shares will not constitute recourse to a basket provision if the Company is otherwise in compliance with the financial ratio permitting cash dividend payments on the Senior Preferred Shares)) or (ii) may be paid in cash by utilizing any such basket provisions, if the Directors determine to utilize such basket provisions in order to pay all or part of such Annual Dividend Amount in cash. The Annual Dividend Amount, to the extent not paid in cash on the dividend payment date, shall be paid in additional Senior Preferred Shares (“PIK Shares”). Not later than thirty (30) days prior to any dividend payment date, the Directors shall determine whether the Corporation shall pay any portion or all of the Annual Dividend Amount in cash or in PIK Shares in accordance with the terms of the Acquisition Debt.

If the Directors determine to pay any portion or all of any dividend in PIK Shares, the Corporation shall pay such portion of the Annual Dividend Amount in newly-issued Senior Preferred Shares, at the rate of one Senior Preferred Share per $1,000 of Annual Dividend Amount in respect of which the Directors have determined to pay such dividend in PIK Shares (rounded to the nearest whole Senior Preferred Share in respect of the aggregate dividend paid in PIK Shares to any registered holder of Senior Preferred Shares). Such Senior Preferred Shares shall be duly and validly issued as fully-paid and non-assessable, in the name of the registered holder of the Senior Preferred Shares on which such dividend is to be paid (according to the shareholder register of the Corporation) and certificates evidencing such Senior Preferred Shares shall be mailed to the address of such shareholders as set out in the shareholder register of the Corporation. On and after a dividend payment date, until certificates representing additional Senior Preferred Shares shall have been issued, the certificates representing such shares held by a holder on the dividend payment date shall represent not only such existing shares, but also the additional Senior Preferred Shares issued to such holder pursuant to such dividend.

The Directors shall declare and the Corporation shall pay all dividends on the Senior Preferred Shares to the full extent that they are legally entitled to do so, and the Corporation shall not take any action solely to prevent it from being legally entitled to do so. If the Directors determine that any Annual Dividend Amount may not legally be declared, such Annual Dividend Amount, or the portion thereof which may not legally be declared, shall cumulate from the date on which such annual dividend should have been paid until such dividend is paid in full and at the same rate as is then otherwise payable on the Senior Preferred Shares, and shall be compounded annually.

If the Directors determine to pay any portion or all of any dividend in cash, all such cash dividends shall be paid in the manner provided in By-law Number 1 of the Corporation.

So long as any Senior Preferred Shares remain outstanding, the Corporation shall not pay or declare any dividend, or make any distribution, upon the Common Shares, the Voting Participating Preferred Shares, the Non-Voting Participating Preferred Shares, the Redeemable Common Shares, the Redeemable Non-Voting Participating Preferred Shares and the Director Voting Preferred Shares or the shares of any other class which ranks junior to the Senior Preferred Shares with respect to dividends unless and until all accrued and unpaid dividends shall have been paid in cash or in PIK Shares in respect of the Senior Preferred Shares.

(b)

Return of Capital upon Liquidation, Dissolution or Winding Up: In the event of the liquidation, dissolution or winding up of the Corporation or other distribution of assets of the Corporation among its shareholders for the purpose of winding up its affairs, in each case, whether voluntary or involuntary, (but for greater certainty, not including an amalgamation, arrangement, consolidation or other merger or similar event, or a sale, exchange, lease or transfer of all or substantially all of the assets of the Corporation), the holders of the Senior Preferred Shares shall be entitled, out of funds available for distribution to shareholders (after satisfaction of all liabilities and financial or monetary obligations to creditors, including without limitation Obligations in respect of the Acquisition Debt, in each case as required by law) and to the extent available for such purpose, in priority to the rights of the holders of Common Shares, the Voting Participating Preferred Shares, the Non-Voting Participating Preferred Shares, the Director Voting Preferred Shares, the Redeemable Common Shares, the Redeemable Non-Voting Participating Preferred Shares and any other class of shares which ranks junior to the Senior Preferred Shares with respect to distribution of assets on liquidation, dissolution or winding up, to an amount equal to the Liquidation Value with respect to each Senior Preferred Share so held. The holders of Senior Preferred Shares shall not be entitled to any other or additional participation or distribution in the event of the liquidation, dissolution or winding up of the Corporation.

(c)	Voting Rights: The holders of Senior Preferred Shares shall not be entitled as such to receive notice of, to attend or to vote at any meeting of shareholders of the Corporation, except for meetings of the holders of the Senior Preferred Shares as a class, as provided in Section 7(h). At any meeting of shareholders at which the holders of the Senior Preferred Shares are entitled to vote, each holder shall be entitled to one vote in respect of each Senior Preferred Share held.

(d)	Mandatory Redemption: Subject to compliance with (i) the terms of all the agreements and instruments governing Acquisition Debt relating to the subject matter of this clause (d) (subject to the exclusion described in the final sentence of this clause (d) with respect to clause (iii) of the definition of Acquisition Debt), and (ii) Section 36(2) of the Canada Business Corporations Act, the Corporation shall redeem for cash all Senior Preferred Shares which have been tendered for redemption by the requested holder thereof at any time on or after October 31, 2019, or on the first date thereafter that it is legally able to do so. A holder of Senior Preferred Shares wishing to have Senior Preferred Shares redeemed shall provide to the Corporation a written notice of redemption specifying the date of redemption (which shall be no less than 30 days from the date of receipt by the Corporation of the notice of redemption, and which can first be sent to the Corporation 30 days before the date on which Senior Preferred Shares can first be tendered for redemption). No agreement or instrument governing Obligations of the type described in clause (iii) of the definition of Acquisition Debt shall restrict the ability of the Corporation to redeem any Senior Preferred Shares in cash on any such specified redemption date.

(e)	Redemption After a Change of Control: Subject to compliance with the terms of all the agreements and instruments governing Acquisition Debt relating to the subject matter of this clause (e) (subject to the exclusion described in the following paragraphs of this clause (e) with respect to clause (iii) of the definition of Acquisition Debt), the Corporation shall offer to all holders of Senior Preferred Shares the right to redeem for cash all Senior Preferred Shares then outstanding upon (i) a Change of Control which occurs after October 31, 2012 or (ii) on October 31, 2012, if prior to such date, a Change of Control has occurred.

With respect to the right described in clause (i) of the first paragraph of this clause (e), such offer of redemption shall be made to all holders of Senior Preferred Shares upon the later of (i)(A) at least 30 days prior to the occurrence of the Change of Control or (B) in the event that the Common Shares are publicly traded and a Change of Control occurs without the Corporation being aware of such event, as promptly as possible upon the Corporation acquiring knowledge of such Change of Control; (ii) the Corporation being able to redeem the Senior Preferred

Shares pursuant to Section 36(2) of the Canada Business Corporations Act and (iii) such redemption not being prohibited by the terms of the Acquisition Debt, but excluding, for such purposes, any indebtedness described in clause (iii) of the definition of Acquisition Debt incurred in contemplation of such Change of Control or incurred after such Change of Control (it being understood that no agreement or instrument governing any Obligation of the type described in clause (iii) of the definition of Acquisition Debt that was incurred in contemplation of such Change of Control or incurred after such Change of Control shall restrict the ability of the Corporation to redeem the Senior Preferred Shares in cash pursuant to this clause (e)). Each holder of Senior Preferred Shares to whom an offer of redemption is made may accept such offer of redemption by delivering to the Corporation a redemption acceptance notice, in the form provided by the Corporation with its offer of redemption, within 25 days of the date of the Corporation’s offer of redemption, in which case all Senior Preferred Shares in respect of which an accepted offer of redemption has been received by the Corporation within 25 days of the date of the Corporation’s offer of redemption shall be called for redemption by the Corporation with effect from the later of the date of Change of Control and such 25th day after the date of the offer of redemption (and such date shall be the redemption date referred to in clause (g) below).

With respect to the right described in clause (ii) of the first paragraph of this clause (e), such offer of redemption shall be made to all holders of Senior Preferred Shares upon the later of (i) 30 days prior to October 31, 2012, (ii) the Corporation being able to redeem the Senior Preferred Shares pursuant to Section 36(2) of the Canada Business Corporations Act and (iii) such redemption not being prohibited by the terms of the Acquisition Debt, but excluding, for such purposes, any term contained in any agreement or instrument governing Obligations, described in clause (iii) of the definition of Acquisition Debt incurred in contemplation of the applicable Change of Control or incurred after such Change of Control (it being understood that no agreement or instrument governing any Obligation of the type described in clause (iii) of the definition of Acquisition Debt that was incurred in contemplation of such Change of Control, or incurred after such Change of Control, shall restrict the ability of the Corporation to redeem the Senior Preferred Shares in cash pursuant to this clause (e)). Each holder of Senior Preferred Shares to whom an offer of redemption is made may accept such offer of redemption by delivering to the Corporation a redemption acceptance notice, in the form provided by the Corporation with its offer of redemption, within 45 days of the date of the Corporation’s offer of redemption, in which case all Senior Preferred Shares in respect of which an accepted offer of redemption has been received by the Corporation within 45 days of the date of the Corporation’s offer of redemption shall be called for redemption by the Corporation with effect from October 31, 2012 (and such date shall be the redemption date referred to in clause (g) below).

(f)	Optional Redemption: Unless prohibited by the terms of any agreement or instrument governing the Acquisition Debt, the Corporation may, at its option,

redeem at any time or times all or any part of the Senior Preferred Shares registered in the name of any holder of any such Senior Preferred Shares on the books of the Corporation without the consent of such holder by giving notice in writing to such holder specifying:

(i)	that the Corporation desires to redeem all or any part of the Senior Preferred Shares registered in the name of such holder;

(ii)	any conditions precedent to the effectiveness of the redemption of such Senior Preferred Shares;

(iii)	if part only of the Senior Preferred Shares registered in the name of such holder is to be redeemed, the number thereof to be so redeemed;

(iv)	the business day on which the Corporation desires to redeem such Senior Preferred Shares. The redemption date shall be the date on which the redemption notice is given by the Corporation unless a later date is specified in the redemption notice; and

(v)	the place of redemption.

Any such partial optional redemption shall be made on a pro rata basis with respect to all Senior Preferred Shares then outstanding.

(g)	Redemption Procedures: The Corporation shall, on the redemption date for any Senior Preferred Shares pursuant to clauses (d), (e) or (f), redeem such Senior Preferred Shares by paying to such holder the then current Liquidation Value per share on presentation and surrender of the certificate(s) for the Senior Preferred Shares so called for redemption at such place as may be specified in such notice or, if no such place is named, at the registered office of the Corporation. The certificate(s) for such Senior Preferred Shares shall thereupon be cancelled and the Senior Preferred Shares represented thereby shall thereupon be redeemed and cancelled. Such payment shall be made by wire transfer in immediately available funds to the bank account or accounts designated by the holders of Senior Preferred Shares, or if no such account has been designated, then by delivery to such holder of a cheque payable at any branch of the Corporation’s bankers for the time being in Canada. From and after the redemption date, holders of Senior Preferred Shares called for redemption shall not be entitled to exercise any of their rights as holders of Senior Preferred Shares unless payment of the said redemption price is not made on the redemption date, in which case the rights of the holders of the said Senior Preferred Shares shall remain unaffected.

The Corporation shall have the right, at any time on or after the date for redemption of Senior Preferred Shares or the mailing or delivery of notice of its intention to redeem Senior Preferred Shares, to deposit the redemption price of the Senior Preferred Shares so called for redemption, or of such of the Senior Preferred Shares which are represented by certificates which have not at the date of such deposit been surrendered by the holders thereof in connection with such redemption, to a special account maintained by the Corporation with a branch of a Canadian chartered bank or trust company designated by the Corporation in the notice of redemption (the “Trustee”) which has offices in the City of Ottawa, to be paid without interest to or to the order of the respective holders of Senior Preferred Shares whose shares have been called for redemption, upon presentation and surrender to the Trustee of the certificates representing such shares. Upon such deposit being made or upon the date specified for redemption, whichever is later, the Senior Preferred Shares in respect of which such deposit shall have been made shall be deemed to have been redeemed and the rights of the holders thereof after such deposit or such redemption date, as the case may be, shall be limited to receiving their proportion of the amount so deposited without interest, upon presentation and surrender to the Trustee of the certificate or certificates representing the Senior Preferred Shares being redeemed. Any interest allowed on any such deposit shall belong to the Corporation. Redemption moneys that are represented by a cheque that has not been presented for payment or that otherwise remain unclaimed (including moneys held on deposit in a special account as provided for above) for a period of six years from the date specified for redemption shall be forfeited to the Corporation. If less than all Senior Preferred Shares represented by a certificate are redeemed, the holder shall be entitled to receive, at the expense of the Corporation, a new certificate representing Senior Preferred Shares of such holder which have not been redeemed.

No Senior Preferred Shares acquired by the Corporation shall be reissued, and all such shares shall be cancelled, retired and eliminated from the Senior Preferred Shares which the Corporation shall be authorized to issue.

(h)	Approval of Holders of Senior Preferred Shares: Subject to compliance with the terms of all agreements and instruments governing the Acquisition Debt relating to the subject matter of this clause (h), the rights, privileges, restrictions and conditions of the Senior Preferred Shares may be added to, changed or removed, or any matter as may by law require the consent of the Senior Preferred Shares may be obtained, only with the approval of the holders of the Senior Preferred Shares given as hereinafter specified.

Subject to compliance with the terms of all agreements and instruments governing the Acquisition Debt relating to the subject matter of this clause (h), the approval of the holders of the Senior Preferred Shares to add to, change or remove any right, privilege, restriction or condition attaching to the Senior Preferred Shares, or any other matter as may by law require the consent of the holders of the Senior Preferred Shares, may be given by the affirmative vote of holders of Senior Preferred Shares holding not less than 66- 2/3% of the Senior Preferred Shares voting on a resolution in respect of such matter or by such other percentage as may then be permitted by law. An increase in the number of Senior Preferred Shares, or the creation of a new class of shares having priority, or ranking pari passu, as to payment of dividends or return of capital upon liquidation, dissolution or winding up of the Corporation, or as to any other distribution of assets of the

Corporation among its shareholders for the purpose of winding up its affairs, whether voluntary or involuntary, shall not require the consent of the holders of the Senior Preferred Shares. The formalities to be observed in respect of the giving of notice of any meeting or any adjourned meeting of the holders of the Senior Preferred Shares for such purpose, and in the conduct thereof, shall be those from time to time prescribed by law and by the by-laws of the Corporation with respect to meetings of shareholders of the Corporation.

(i)	Definitions: With respect to the rights, privileges, restrictions and conditions attaching to the Senior Preferred Shares:

“Acquisition Debt” means collectively, (i) Obligations incurred in respect of the Senior Secured Credit Facilities and in respect of the Senior Bridge Loan Facility and the Senior Subordinated Bridge Loan Facility, including the Rollover Loans and Exchange Notes (each as defined in the Senior Bridge Loan Facility or Senior Subordinated Bridge Loan Facility, as applicable), (ii) any indebtedness incurred to refinance the Senior Bridge Loan Facility and/or the Senior Subordinated Bridge Loan Facility and (iii) Obligations incurred in respect of any Refinancing of any indebtedness described in the foregoing clauses (i) and (ii) or this clause (iii);

“Affiliate” has the meaning set forth in the Canada Business Corporations Act;

“Annual Dividend Amount” means the amount of dividends payable on each Senior Preferred Share in any year in accordance with Section 7(a);

“Change of Control” means and shall be deemed to occur if:

(x) a person or group of persons acting jointly or in concert pursuant to the provisions of the Securities Act (Ontario) (other than (A) the Public Sector Pension Investment Board or any of its Affiliates, (“PSP Permitted Persons”), Loral Space & Communications Inc. or any of its subsidiaries (“Loral Permitted Persons”) or MHR Fund Management LLC (“MHR”) or any investment funds controlled by MHR (“MHR Permitted Persons”) and together with PSP Permitted Persons and Loral Permitted Persons, “Permitted Persons”) or (B) a group of persons who are acting jointly or in concert pursuant to the provisions of the Securities Act (Ontario) in which Loral Permitted Persons and/or MHR Permitted Persons, as part of such group of persons, will own, collectively, 10% or more of the securities having a participating equity interest in the Corporation, 4363213 Canada Inc. (“Acquireco”) or Telesat Canada, or any of their respective successors, as the case may be, immediately following the Change of Control) acquires after October 31, 2007, directly or indirectly, ownership of securities of the Corporation, Acquireco or Telesat Canada or any of their respective successors, as the case may be, having (i) participating equity interest that is greater than fifty-one percent (51%) of the participating equity interest of the Corporation, Acquireco or Telesat Canada, or any of their respective successors, as the case may be, and (ii) aggregate votes that may be cast to elect directors of the Corporation, Acquireco or Telesat Canada, or any of their respective successors, as the case may be, that is greater than fifty-one percent (51%) of the aggregate votes that may be cast for the election of directors of the Corporation, Acquireco or Telesat Canada, or their respective successors, as the case may be (including for such purpose any votes that may be cast for the election of directors that would attach to shares issuable upon exercise of rights of conversion into voting shares which are then exercisable); provided, however, that if a group of persons described in this clause (x) would have caused a Change of Control but for the fact that Loral Permitted Persons and/or MHR Permitted Persons collectively own securities having a 10% or greater participating equity interest in the Corporation, Acquireco or Telesat Canada, or any of their respective successors, as the case may be, immediately following such Change of Control, there shall thereafter be a Change of Control on the date that the Loral Permitted Persons and/or MHR Permitted Persons cease to own, collectively, securities having a 10% or greater participating equity interest in the Corporation, Acquireco or Telesat Canada, or any of their respective successors, as the case may be; or (y) PSP Permitted Persons no longer hold any participating equity in the Corporation, and the Loral Permitted Persons and/or MHR Permitted Persons cease to own, collectively, at least 10% of the participating equity interests of the Corporation, Acquireco or Telesat Canada, or any of their respective successors;

“Liquidation Value” means the aggregate per Senior Preferred Share of (i) $1,000 and (ii) all accrued and unpaid preferential cumulative dividends on such Senior Preferred Share which, for such purpose, shall be calculated as if such cumulative dividends were accruing from day to day for the period from the expiration of the last period for which cumulative dividends have been paid up to the date of determination;

“Obligation” means any principal, interest, penalties, fees, indemnification, reimbursements, costs, expenses, damages and other liabilities, including any interest accruing subsequent to the date of filing of a petition of bankruptcy or the occurrence of any insolvency, bankruptcy, liquidation, dissolution, receivership, reorganization, winding-up or other similar proceedings;

“Performance Failure” means that any of the following events has occurred and is continuing: (i) the failure of the Corporation to pay the Annual Dividend Amount on all Senior Preferred Shares in any year on the date that such payment is due either in cash or in Senior Preferred Shares, while such failure shall be continuing, (ii) the failure of the Corporation to redeem all Senior Preferred Shares when required pursuant to section 7(d) and (iii) the failure of the Corporation to redeem such Senior Preferred Shares for which an offer of redemption is accepted in accordance with Section 7(e);

“Refinance” means, in respect of any indebtedness, Obligations incurred to refinance, extend, renew, defease, amend, restate, modify, supplement, restructure, replace, refund or repay or to issue other indebtedness in exchange or replacement for such indebtedness, including any indentures or credit facilities or commercial paper facilities with banks or other institutional lenders or investors that replace, refund or refinance any part of the such indebtedness, including any such replacement, refunding or refinancing facility or indenture that increases the amount borrowable thereunder or alters the maturity thereof;

“Senior Bridge Loan Facility” means the Senior Bridge Loan Agreement dated as of October 31, 2007 by and among Telesat Interco Inc., 4363230 Canada Inc. (before its amalgamation with Telesat Canada, and thereafter, Telesat Canada), the other borrowers thereunder, the guarantors party thereto, the lenders party thereto, Morgan Stanley Senior Funding, Inc., as Administrative Agent, UBS Securities LLC, as Syndication Agent, and the other agents party thereto, including any guarantees, instruments and agreements executed in connection therewith;

“Senior Secured Credit Facilities” means the Credit Agreement dated as of October 31, 2007 by and among Telesat Interco Inc., 4363230 Canada Inc. (before its amalgamation with Telesat Canada, and thereafter, Telesat Canada), the other borrowers thereunder, the guarantors party thereto, the lenders party thereto, Morgan Stanley Senior Funding, Inc., as Administrative Agent, UBS Securities LLC, as Syndication Agent, and the other agents party thereto, including any guarantees, collateral documents, instruments and agreements executed in connection therewith;

“Senior Subordinated Bridge Loan Facility” means the Senior Subordinated Bridge Loan Agreement dated as of October 31, 2007 by and among Telesat Interco Inc., 4363230 Canada Inc. (before its amalgamation with Telesat Canada, and thereafter, Telesat Canada), the other borrowers thereunder, the guarantors party thereto, the lenders party thereto, Morgan Stanley Senior Funding, Inc., as Administrative Agent, UBS Securities LLC, as Syndication Agent, and the other agents party thereto, including any guarantees, instruments and agreements executed in connection therewith;

SCHEDULE B

ARTICLE 1 INTERPRETATION

1.1	In this Schedule B:

“Canadian” has the meaning set out in Section 2 of the Canadian Ownership Regulations;

“Canadian Ownership Regulations” means the Canadian Telecommunications Common Carrier Ownership and Control Regulations promulgated pursuant to the Telecommunications Act (Canada);

“CBCA” means the Canada Business Corporations Act;

“directors’ determination” and similar expressions mean a determination made by the directors of the Corporation in accordance with section 7;

“Non-Canadian” has the meaning set out in Section 2 of the Canadian Ownership Regulations;

“non-Canadian share constraint” has the meaning set forth in subsection 2.1;

“non-Canadian voting constraint” has the meaning set forth in section 3;

“shareholder’s declaration” means a declaration made in accordance with section 8;

“suspension” has the meaning set forth in subsection 4.1 and “suspend”, “suspended” and similar expressions have corresponding meanings; and

“voting shares” means each of the Common Shares, Voting Participating Preferred Shares and Director Voting Preferred Shares.

1.2	For the purposes of this Schedule B:

(a)	where one or more joint holders of, beneficial owners of, or persons controlling, voting shares is a non-Canadian, the voting shares are deemed to be held, beneficially owned or controlled, as the case may be, by such non-Canadian;

(b)	where a person who was not a non-Canadian becomes a non-Canadian on any day, the day of acquisition or registration in respect of the acquisition of the voting shares held, beneficially owned or controlled by such person shall be deemed to be the day that such person became a non-Canadian; and

(c)	references to shares “of” a person are to shares held, beneficially owned or controlled, directly or indirectly, otherwise than by way of security only, by that person.

1.3 In this Schedule B, except where the context requires to the contrary, words importing the singular shall include the plural and vice versa and words importing gender shall include masculine, feminine and neuter genders.

ARTICLE 2 NON-CANADIAN SHARE CONSTRAINT

2.1 Non-Canadians shall not hold, beneficially own or control, directly or indirectly, otherwise than by way of security only, in the aggregate voting shares to which are attached more than 33 1/3 per cent of the votes that may ordinarily be cast at a meeting of shareholders of the Corporation. (The foregoing prohibition is referred to in this Schedule B as the “non-Canadian share constraint”.)

2.2 In the event that it appears from the central securities register of the Corporation that, or in the event of a directors’ determination that, there is a contravention of the non-Canadian share constraint, the Corporation shall not:

(a)	accept any subscription for voting shares from any non-Canadian;

(b)	issue any voting shares to any non-Canadian; or

(c)	register or otherwise recognize the transfer of any voting shares from any Canadian to any non-Canadian.

2.3 In the event that it appears from the central securities register of the Corporation that, or in the event of a directors’ determination that, after any proposed subscription, issue or transfer of voting shares to a non-Canadian, or conversion of shares into voting shares, there would be a contravention of the non-Canadian share constraint, the Corporation shall not:

(a)	accept the proposed subscription for voting shares;

(b)	issue the proposed voting shares;

(c)	permit the conversion of shares into voting shares; or

(d)	register or otherwise recognize the proposed transfer.

2.4 Without limiting any of the provisions of this Schedule B, the Corporation may, for the purposes of determining compliance with, and enforcing, the non-Canadian share constraint, make such determination and take such action as is permitted by sections 18 to 26 of the Canadian Ownership Regulations, including the right to sell, as if it were the owner thereof, any voting shares that are owned, or that the directors determine may be owned, by any person, contrary to the non-Canadian share constraint, in accordance with sections 25 and 26 of the Canadian Ownership Regulations (all of which provisions shall be deemed to apply in respect of any such sale and are incorporated herein by reference for such purpose).

ARTICLE 3 NON-CANADIAN VOTING CONSTRAINT

3.1 In the event of a directors’ determination that on any motion made at any meeting of shareholders of the Corporation more than 33? per cent of the votes cast, in person or by proxy, have been cast in respect of voting shares that are held, beneficially owned or controlled, directly or indirectly, by non-Canadians, all votes cast, in person or by proxy by non-Canadians, in respect of such voting shares on that motion shall be proportionally adjusted so that such votes cast by non-Canadians equal 33 1/3 per cent of all votes cast on such motion. (The foregoing adjustment is referred to in this Schedule B as the “non-Canadian voting constraint”).

ARTICLE 4 SUSPENSION

4.1 If any voting shares are held contrary to the non-Canadian share constraint, then, subject to the Canadian Ownership Regulations:

(a)

all of the voting shares held contrary to the non-Canadian share constraint shall be deemed to be struck from the securities register of the Corporation in an order inverse to the order of the date of registration thereof in the register, such that the number of voting shares held, beneficially owned or controlled, directly or indirectly, otherwise than by way of security only, by non-Canadians is reduced to 33 1/3 percent;

(b)	no person may, in person or by proxy, exercise the right to vote any of the voting shares struck from the securities register in accordance with paragraph 4.1(a);

(c)	subject to subsection 6.1 of this Schedule B, the Corporation shall not declare or pay any dividend, or make any other distribution, on any of the suspended voting shares and any entitlement to such dividend or other distribution shall be forfeited;

(d)	the Corporation shall not send any form of proxy, information circular or financial statements of the Corporation or any other communication from the Corporation to any person in respect of suspended voting shares; and

(e)	no person may exercise any other right or privilege ordinarily attached to the suspended voting shares.

(All of the foregoing consequences of a contravention of the non-Canadian share constraint are referred to in this Schedule B as a “suspension”.) Notwithstanding the foregoing, a registered holder of suspended voting shares shall have the right to transfer such voting shares on any securities register of the Corporation on a basis that does not result in contravention of the non-Canadian share constraint or may convert such voting shares into non-voting shares.

4.2 The directors of the Corporation shall cancel any suspension of voting shares of a registered holder and reinstate the registered holder to the securities register of the Corporation for all purposes if they determine that, following the cancellation and reinstatement, none of such voting shares will be held, beneficially owned or controlled, in contravention of the non-Canadian share constraint. For greater certainty, any such reinstatement shall permit, from and after the reinstatement, the exercise of all rights and privileges attached to the voting shares so reinstated but, subject to subsection 6.1, shall have no retroactive effect.

ARTICLE 5 EXCEPTIONS

5.1 Notwithstanding section 2, the non-Canadian share constraint does not apply in respect of voting shares of the Corporation that are held by one or more underwriters solely for the purpose of distributing the voting shares to the public.

ARTICLE 6 SAVING PROVISIONS

6.1 Notwithstanding any other provision of this Schedule B:

(a)	the directors of the Corporation may determine to pay a dividend or to make any other distribution on voting shares that would otherwise be prohibited by any other provision of this Schedule B where the contravention of the non-Canadian share constraint that gave rise to the prohibition was inadvertent or of a technical nature or it would otherwise be inequitable not to pay the dividend or make the distribution; and

(b)	where a dividend has not been paid or any other distribution has not been made on voting shares as a result of a directors’ determination of a contravention of the non-Canadian share constraint, the directors of the Corporation shall declare and pay the dividend, make the distribution, or refund the restored amount, respectively, if they subsequently determine that no such contravention occurred.

6.2 Notwithstanding any other provision of this Schedule B, a contravention of the non-Canadian share constraint shall have no consequences except those that are expressly provided for in this Schedule B. For greater certainty but without limiting the generality of the foregoing:

(a)	no transfer, issue, conversion or ownership of, and no title to, voting shares;

(b)	no resolution of shareholders; and

(c)	no act of the Corporation, including any transfer of property to or by the Corporation;

shall be invalid by reason of any contravention of the non-Canadian share constraint or the failure to make the adjustment required pursuant to the non-Canadian voting constraint.

ARTICLE 4 DIRECTORS’ DETERMINATIONS

7.1 The directors of the Corporation shall have the sole right and authority to administer the provisions of this Schedule B and to make any determination required or contemplated hereunder. In so acting, the directors of the Corporation shall enjoy, in addition to the powers set forth in this Schedule B, all of the powers necessary or desirable, in their opinion, to carry out the intent and purpose of this Schedule B. The directors of the Corporation shall make on a timely basis all determinations necessary for the administration of the provisions of this schedule b and, without limiting the generality of the foregoing, if the directors of the corporation consider that there are reasonable grounds for believing that a contravention of the non-canadian ownership constraint has occurred or will occur, the directors shall make a determination with respect to the matter. any directors’ determination that is not inconsistent with the canadian ownership regulations and other applicable law shall be conclusive, final and binding except to the extent modified by any subsequent directors’ determination. notwithstanding the foregoing, the directors of the corporation may delegate, in whole or in part:

(a)	their power to make a directors’ determination in respect of any particular matter to a committee of the board of directors; and

(b)	any of their other powers under this Schedule B, subject to subsection 115(3) of the CBCA.

7.2 The directors of the Corporation shall make any directors’ determination contemplated by sections 2 and 3:

(a)	after the relevant shareholder’s declarations have been requested and received by the Corporation, only:

(i)	on a basis consistent with those shareholder’s declarations; or

(ii)	if the directors of the Corporation are of the opinion that the shareholder’s declarations do not contain adequate or accurate information and they believe and have reasonable grounds for believing that they will not be provided with shareholder’s declarations that do contain adequate and accurate information; or

(b)	whether or not any shareholder’s declaration has been requested or received by the Corporation, only if the directors of the Corporation believe and have reasonable grounds for believing that they have sufficient information to make the directors’ determination, that the consequences of the directors’ determination would not be inequitable to those affected by it and that it would be impractical, under all the circumstances, to request or to await the receipt of any shareholder’s declaration.

7.3 In administering the provisions of this Schedule B, including, without limitation, in making any directors’ determination in accordance with subsection 7.2 or otherwise, the directors of the Corporation may rely on any information on which the directors consider it reasonable to rely in the circumstances. Without limiting the generality of the foregoing, the directors of the Corporation may rely upon any shareholder’s declaration, the securities register of the Corporation, the knowledge of any director, officer or employee of the Corporation or any advisor to the Corporation and the opinion of counsel to the Corporation.

7.4 In administering the provisions of this Schedule B, including, without limitation, in making any directors’ determination, the directors shall act honestly and in good faith.

Provided that the directors of the Corporation so act, they shall not be liable to the Corporation and neither they nor the Corporation shall be liable to any holder or beneficial owner of voting securities or any other person for, nor with respect to any matter arising from or related to, any act or omission to act in relation to this Schedule B. To the extent that, in accordance with subsection 7.1, any other person exercises the powers of the directors of the Corporation under these provisions, this subsection 7.4 applies mutatis mutandis.

7.5 Any directors’ determination required or contemplated by this Schedule B shall be expressed and conclusively evidenced by a resolution duly adopted.

ARTICLE 8 SHAREHOLDER’S DECLARATIONS

8.1 For purposes of monitoring the compliance with and of enforcing the provisions of this Schedule B, the directors of the Corporation may require that any registered holder or beneficial owner, or any other person of whom it is, in the circumstances, reasonable to make such request, file with the Corporation or its registrar and transfer agent a completed shareholder’s declaration. The directors of the Corporation shall determine from time to time written guidelines with respect to the nature of the shareholder’s declaration to be requested, the times at which shareholder’s declarations are to be requested and any other relevant matters relating to shareholder’s declarations.

8.2 A shareholder’s declaration shall be in the form from time to time determined by the directors of the Corporation pursuant to subsection 8.1 and, without limiting the generality of the foregoing, may be required to be in the form of a simple declaration in writing or a statutory declaration under the Canada Evidence Act. Without limiting the generality of its contents, any shareholder’s declaration may be required to contain information with respect to:

(a)	whether the person is the beneficial owner of or controls particular voting securities or whether any other person is the beneficial owner of or controls those voting securities; and

(b)	whether the person or any other beneficial owner of the voting securities is a Canadian or non-Canadian.